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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2003
                                                        -----------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

           Pennsylvania                 0-16084                   23-2451943
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation)                        File Number)           Identification No.)

90-92 Main Street, Wellsboro, PA                                  16901
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(Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code    (570) 724-3411
                                                      --------------

                                       N/A
                                       ---
       (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

      Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated January 9, 2004, titled "C&N Announces December 31, 2003 Unaudited Financial Results."

      Exhibit 99.2: Quarterly Report, which includes unaudited financial information.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Citizens & Northern Corporation recently announced its unaudited, consolidated financial results for the year ended December 31, 2003, and for the fourth quarter 2003. On January 9, 2004, Citizens & Northern Corporation issued a press release titled "C&N Announces December 31, 2003 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on January 9, 2004, Citizens & Northern Corporation completed its "Quarterly Report," a report that includes unaudited financial information. The Quarterly Report will be mailed to shareholders with the quarterly dividend checks to be issued January 20, 2004. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CITIZENS & NORTHERN CORPORATION

Date:  1/9/04                              /s/ Mark A. Hughes
                                        --------------------------------------
                                        By:   Mark A. Hughes
                                              Treasurer